Filed Pursuant to Rule 497(e)

Registration No. 333-124430

KEELEY FUNDS, INC.

Supplement dated July 1, 2020 to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

Dated January 28, 2020

This supplement amends the Summary Prospectus, Prospectus, and SAI of the KEELEY Funds (the “Funds”) dated January 28, 2020 and should be read in conjunction with those documents.

Effective July 1, 2020, Thomas E. Browne, Jr. and Brian P. Leonard join the portfolio management team for the KEELEY Small-Mid Cap Value Fund (the “Fund”) as Portfolio Managers. Mr. Browne and Mr. Leonard join Brian R. Keeley, Nicholas F. Galluccio and Scott R. Butler who continue to serve as Portfolio Managers for the Fund. Mr. Keeley has managed the Fund since January 2011, Mr. Galluccio and Mr. Butler since 2019 and Mr. Browne and Mr. Leonard since 2020. The SAI provides additional information about the compensation paid to Messrs. Browne, Keeley, Leonard, Galluccio, and Butler, other accounts that they manage and their respective ownership of securities in the Funds.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for reference.